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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the incorporation by reference in Registration Statement (No. 333-187846) on Form S-8 of Hemisphere Media Group, Inc. of our report dated March 28, 2014, relating to our audits of the consolidated financial statements, which appears in this Annual Report on Form 10-K of Hemisphere Media Group, Inc. for the year ended December 31, 2013.

/s/ McGladrey LLP

West Palm Beach, Florida
March 28, 2014

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm